                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of J. Alexander's Corporation (the "Company") on Form 10-Q for the quarter ended September 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lonnie J. Stout, II
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Lonnie J. Stout II
Chairman of the Board, Chief Executive Officer and President
November 10, 2004

/s/ R. Gregory Lewis
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R. Gregory Lewis
Vice President, Chief Financial Officer and Secretary
November 10, 2004